Exhibit 32.2
LEIDOS HOLDINGS, INC.
CERTIFICATION OF EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Leidos Holdings, Inc. ("Leidos") on Form 10-Q for the period ended June 28, 2024, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher R. Cage, Executive Vice President and Chief Financial Officer of Leidos Holdings, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 30, 2024

/s/ Christopher R. Cage
Christopher R. Cage Executive Vice President and Chief Financial Officer